RESTRICTED CASH	12 Months Ended
Dec. 31, 2010
RESTRICTED CASH
RESTRICTED CASH

17. RESTRICTED CASH

        As of December 31, 2010 and 2009, the Group's balances of restricted cash were as follows:

	2010	2009
Uzbekistan	$4,593	$6,389
Ukraine	126	—

Total restricted cash	$4,719	$6,389

        Restricted cash in Uzbekistan is cash deposited by Uzdunrobita in a special bank account which was created to be in compliance with the government regulation for local currency conversion into foreign currencies. The cash deposited will be converted from Uzbek Som into U.S. Dollars and used for settlements with suppliers of equipment and software.

        Restricted cash in Ukraine represents cash deposited by MTS Ukraine in a special bank account as a condition for receiving a bank guarantee.